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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_|  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12


                               Lenox Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
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(2)  Aggregate number of securities to which  transactions  applies:
               N/A
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(3)  Per unit price or other underlying valueof transaction computed pursuant to
     Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               N/A
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(4)  Proposed maximum aggregate value of transaction:
               N/A
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(5)  Total fee paid:
               N/A
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|_|  Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
               N/A
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(2)  Form, Schedule or Registration Statement No.:
               N/A
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(3)   Filing Party:
               N/A
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(4)   Date Filed:
               N/A
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


                        [LENOX BANCORP, INC. LETTERHEAD]

Dear ESOP Participant:

      On behalf of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a GREEN vote authorization form. This vote authorization form allows you to convey your voting instructions, as a participant in the Lenox Savings Bank Employee Stock Ownership Plan (the "ESOP"), to the trustee for the ESOP, First Bankers Trust Company, N.A. (the "ESOP Trustee") on the matters presented to stockholders at the Annual Meeting.

      As of the record date for the Annual Meeting, April 9, 2001, the ESOP Trustee held 33,212 shares of Company common stock on behalf of the ESOP, of which 16,074 shares had been allocated to participants' accounts. The ESOP Trustee will vote the allocated shares as directed by ESOP participants; provided instructions are received from the participants by April 30, 2001. Subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote the unallocated shares and the allocated shares for which it does not timely receive instructions in a manner calculated to most accurately reflect the instructions it receives from participants regarding the allocated shares.

      In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed GREEN vote authorization form and return it in the provided postage-paid envelope by April 30, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Lenox Savings Bank. The ESOP Trustee will tabulate the votes received from participants and vote the shares of Company common stock held in the ESOP Trust in accordance with the terms of the ESOP.

      You may receive additional proxy solicitation materials from persons other than the Board of Directors of Lenox Bancorp, Inc. urging you to elect their nominees to the Board of Directors. The Board of Directors and management encourage you to direct the ESOP trustee to vote "FOR" each of the management nominees and "FOR" ratification of the independent auditors by returning the attached GREEN vote authorization form.

                                          Sincerely,

                                          /s/ Virginia M. Heitzman

                                          Virginia M. Heitzman
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER
                                          AND DIRECTOR




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                        [LENOX BANCORP, INC. LETTERHEAD]


Dear Stock Award Recipient:

      On behalf of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a BLUE vote authorization form. The vote authorization form allows you to convey your voting instructions, as a recipient of a stock award under the Lenox Bancorp, Inc. Stock-Based Incentive Plan (the "Incentive Plan"), to the trustee of the Incentive Plan, First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the matters presented to stockholders at the Annual Meeting.

      As of the record date for the Annual Meeting, April 9, 2001, the Incentive Plan Trust held 12,924 shares of Company common stock. The Incentive Plan Trustee will vote these shares as directed by the stock award recipients; provided the trustee receives instructions from the stock award recipients by April 30, 2001.

      In order to direct the voting of Company common stock subject to your stock award, please complete and sign the enclosed BLUE vote authorization form and return it in the postage-paid envelope provided by April 30, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Lenox Savings Bank. The Incentive Plan Trustee will tabulate the votes received from stock award recipients and vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the terms of the plan.

      You may receive additional proxy solicitation materials from persons other than the Board of Directors of Lenox Bancorp, Inc. urging you to elect their nominees to the Board of Directors. The Board of Directors and management encourage you to direct the Incentive Plan trustee to vote "FOR" each of the management nominees and "FOR" ratification of the independent auditors by returning the attached BLUE vote authorization form.

                                          Sincerely,

                                          /s/ Virginia M. Heitzman

                                          Virginia M. Heitzman
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER
                                          AND DIRECTOR

Name:____________________
Shares:___________________


                          ESOP VOTE AUTHORIZATION FORM
                          ----------------------------

      I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Lenox Bancorp, Inc. (the "Company") common stock attributed to me under the Lenox Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 9, 2001.

      Accordingly, you are to vote my shares as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                      Henry E. Brown and Vernon L. Morrison

            FOR               VOTE WITHHELD                 FOR ALL EXCEPT
            ---               -------------                 --------------

            |_|                   |_|                            |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

================================================================================

      2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                    |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



      Date_______________________   Signature______________________________


PLEASE DATE, SIGN AND RETURN THIS GREEN FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY APRIL 30, 2001.

Name:____________________
Shares:___________________


                           STOCK-BASED INCENTIVE PLAN
                           --------------------------
                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Company, the Stock-Based Incentive Plan Trustee, is the holder of record and custodian of all shares of Lenox Bancorp, Inc. (the "Company") common stock attributed to me under the Lenox Bancorp, Inc. Stock-Based Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 9, 2001.

      Accordingly, you are to vote my shares as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                      Henry E. Brown and Vernon L. Morrison

            FOR               VOTE WITHHELD                 FOR ALL EXCEPT
            ---               -------------                 --------------

            |_|                   |_|                            |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

================================================================================

      2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                      |_|                      |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



      Date_______________________   Signature______________________________

PLEASE DATE, SIGN AND RETURN THIS BLUE FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY APRIL 30, 2001.